WASTE CONNECTIONS REPORTS FOURTH QUARTER RESULTS AND PROVIDES 2008 OUTLOOK

-	Reports revenue of $247.7 million, up 17.6%, and internal growth of 10.3%
-	Reports earnings per share of $0.33, including $0.02 of items noted below
-	Completes additional $20 million of acquired annualized revenue
-	Reports full year free cash flow of $106.2 million, or 11.1% of revenue
-	Repurchases approximately $110.3 million of common stock during the year
-	Expects approximately 10% revenue growth in 2008, excluding additional acquisitions, and more than 20% increase in free cash flow

FOLSOM, CA, February 11, 2008 - Waste Connections, Inc. (NYSE: WCN) today announced its results for the fourth quarter 2007. Revenue totaled $247.7 million, a 17.6% increase over revenue of $210.7 million in the year ago period. Operating income was $49.7 million, a 13.3% increase over operating income of $43.9 million in the fourth quarter of 2006. Net income in the quarter was $22.8 million, or $0.33 per share on a diluted basis of 69.5 million shares. Management noted that current period results included approximately $2.7 million ($1.6 million net of taxes, or approximately $0.02 per share) associated with higher than expected fuel prices and the previously announced labor disruption in El Paso. In the year ago period, the Company reported net income of $20.6 million and diluted earnings per share of $0.29.

“We are extremely pleased with our results in the quarter and the underlying strength of our business as we look to 2008. Internal growth exceeded our expectations, and operating results in the quarter were quite strong, despite the approximate 100 basis point margin impact from higher than expected fuel prices and the labor disruption in El Paso,” said Ronald J. Mittelstaedt, Chairman and Chief Executive Officer. “In addition, we recently completed eight acquisitions with combined annualized revenue of approximately $20 million, the two largest of which include Cascade Disposal, a long-term franchise provider in Bend, Oregon, and Clarksville Disposal, the leading provider of collection services in Clarksville, Tennessee. With these transactions, acquisition activity in the year totaled approximately $55 million of annualized revenue.”

Mr. Mittelstaedt added, “A continuing strong pricing environment and rollover contribution from recently completed acquisitions position us both for double digit revenue growth in 2008 and to offset recent increases in fuel prices. Finally, an expected more than 20% increase in free cash flow in 2008 provides us the continuing flexibility to fund our growth strategy while returning an estimated $125 million to shareholders this year through stock repurchases.”

For the year ended December 31, 2007, revenue was $958.5 million, a 16.3% increase over revenue of $824.4 million in 2006. Operating income was $207.0 million, a 20.8% increase over operating income of $171.4 million in 2006. Net income was $99.1 million, or $1.42 per share on a diluted basis of 70.0 million shares. In 2006, the Company reported net income of $77.4 million, or $1.10 per share on a diluted basis of 70.4 million shares.

2008 OUTLOOK

Waste Connections also announced its outlook for 2008. The Company’s outlook excludes the impact of any additional acquisitions and assumes: (1) fuel expense as a percentage of revenue increasing approximately 70 basis points reflecting higher current market prices; (2) approximately $13.0 million of non-cash related costs ($8 million net of taxes, or approximately $0.12 per share), consisting of an estimated $8 million for equity-based compensation costs and $5.0 million for amortization of acquisition-related intangibles; and (3) $125 million of common stock repurchased during the year. The outlook provided below is forward looking, and actual results may differ materially depending on risks and uncertainties detailed at the end of this release and in our periodic SEC filings. Certain components of the outlook for 2008 are subject to quarterly fluctuations.

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Revenue is estimated to increase approximately 10.0% and range between $1.05 billion and $1.06 billion. This assumes internal growth of approximately 6.0%, with between 4.5% and 5.0% from price and surcharges.

•	Selling, general and administrative expense, which includes approximately $8.0 million of non-cash equity-based compensation costs, is estimated at approximately 10.5% of revenue.
•	Depreciation and amortization, which includes approximately $5.0 million of non-cash amortization expense for acquisition-related intangibles, is estimated at approximately 9.0% of revenue.
•	Operating income is estimated at approximately 21.5% of revenue.
•	Net interest expense is estimated at approximately $36.5 million.
•	Minority interest expense is estimated at approximately 1.5% of revenue.
•	Effective tax rate is expected to be approximately 38.5%.
•	Net cash provided by operating activities is estimated to be approximately 24% of revenue.
•	Capital expenditures are estimated to be approximately $110 million.
•	Diluted shares outstanding are expected to average approximately 67 million.

Waste Connections will be hosting a conference call related to fourth quarter earnings and 2008 outlook on February 11th at 5:00 P.M. Eastern Time. The call will be broadcast live over the Internet at www.streetevents.com and through a link on the Company’s web site at www.wasteconnections.com. A playback of the call will be available at both of these sites.

For non-GAAP measures, see accompanying Non-GAAP Reconciliation Schedule.

Waste Connections, Inc. is an integrated solid waste services company that provides solid waste collection, transfer, disposal and recycling services in mostly secondary markets in the Western and Southern U.S. The Company serves approximately 1.5 million residential, commercial and industrial customers from a network of operations in 23 states. The Company also provides intermodal services for the movement of containers in the Pacific Northwest. Waste Connections, Inc. was founded in September 1997 and is headquartered in Folsom, California.

For more information, visit the Waste Connections web site at www.wasteconnections.com. Copies of financial literature, including this release, are available on the Waste Connections web site or through contacting us directly at (916) 608-8200.

Certain statements contained in this press release are forward-looking in nature.  These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” or the negative thereof or comparable terminology, or by discussions of strategy.  Waste Connections’ business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) Waste Connections may be unable to compete effectively with larger and better capitalized companies and governmental service providers; (2) increases in the price of fuel may adversely affect Waste Connections’ business and reduce its operating margins; (3) increases in labor and disposal and related transportation costs could impact Waste Connections’ financial results; (4) increases in insurance costs and the amount that Waste Connections self-insures for various risks could reduce its operating margins and reported earnings; (5) Waste Connections depends significantly on the services of the members of its senior, regional and district management team, and the departure of any of those persons could cause its operating results to suffer; (6) Waste Connections’ financial results are based upon estimates and assumptions that may differ from actual results; (7) efforts by labor unions could divert management attention and adversely affect operating results; (8) Waste Connections’ results are vulnerable to economic conditions and seasonal factors affecting the regions in which it operates; (9) Waste Connections may lose contracts through competitive bidding, early termination or governmental action; (10) Waste Connections may be subject in the normal course of business to judicial and administrative proceedings that could interrupt its operations, require expensive remediation, result in adverse judgments or settlements and create negative publicity; (11) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit Waste Connections’ ability to grow through acquisitions; (12) Waste Connections’ growth and future financial performance depend significantly on its ability to integrate acquired businesses into its organization and operations; (13) Waste Connections’ acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (14) because Waste Connections depends on railroads for its intermodal operations, its operating results and financial condition are likely to be adversely affected by any reduction or deterioration in rail service; (15) Waste Connections’ decentralized decision-making structure could allow local managers to make decisions that adversely affect Waste Connections’ operating results; (16) Waste Connections may incur additional charges related to capitalized expenditures, which would decrease its earnings; (17) each business that Waste Connections acquires or has acquired may have liabilities that Waste Connections fails or is unable to discover, including environmental liabilities; (18) liabilities for environmental damage may adversely affect Waste Connections’ business and earnings; and (19) the adoption of new accounting standards or interpretations could adversely affect Waste Connections’ financial results. These risks and uncertainties, as well as others, are discussed in greater detail in Waste Connections’ filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.  There may be additional risks of which Waste Connections is not presently aware or that it currently believes are immaterial which could have an adverse impact on its business.  Waste Connections makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

- financial tables attached -

CONTACT:
Worthing Jackman / (916) 608-8266
worthingj@wasteconnections.com

WASTE CONNECTIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2007
(Unaudited)
(in thousands, except share and per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2006	2007	2006	2007

Revenues	$210,668	$247,730	$824,354	$958,541
Operating expenses:
Cost of operations	124,421	149,855	492,766	566,089
Selling, general and administrative	22,695	25,083	84,541	99,565
Depreciation and amortization	18,825	22,912	74,865	85,628
Loss on disposal of assets	831	155	796	250
Operating income	43,896	49,725	171,386	207,009

Interest expense, net	(7,285)	(8,600)	(28,970)	(33,430)
Minority interests	(3,157)	(3,725)	(12,905)	(14,870)
Other income (expense), net	81	47	(3,759)	289
Income before income taxes	33,535	37,447	125,752	158,998

Income tax provision	(12,908)	(14,693)	(48,329)	(59,917)
Net income	$20,627	$22,754	$77,423	$99,081

Basic earnings per common share	$0.30	$0.34	$1.14	$1.45

Diluted earnings per common share	$0.29	$0.33	$1.10	$1.42

Shares used in the per share calculations:
Basic	68,046,555	67,882,400	68,136,126	68,238,523
Diluted	70,029,341	69,478,079	70,408,673	69,994,713

WASTE CONNECTIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share amounts)

	December 31,	December 31,
	2006	2007
ASSETS
Current assets:
Cash and equivalents	$34,949	$10,298
Accounts receivable, net of allowance for doubtful accounts of $3,489 and $4,387 at December 31, 2006 and 2007, respectively	100,269	123,882
Deferred income taxes	9,373	14,732
Prepaid expenses and other current assets	15,642	21,953
Total current assets	160,233	170,865

Property and equipment, net	736,428	865,330
Goodwill	750,397	811,049
Intangible assets, net	86,098	93,957
Restricted assets	15,917	19,300
Other assets, net	24,818	21,457
	$1,773,891	$1,981,958

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$53,010	$59,912
Book overdraft	-	8,835
Accrued liabilities	57,810	69,578
Deferred revenue	32,161	44,074
Current portion of long-term debt and notes payable	6,884	13,315
Total current liabilities	149,865	195,714

Long-term debt and notes payable	637,308	719,518
Other long-term liabilities	16,712	38,053
Deferred income taxes	205,532	223,308
Total liabilities	1,009,417	1,176,593

Commitments and contingencies
Minority interests	27,992	30,220

Stockholders' equity:
Preferred stock: $0.01 par value per share; 7,500,000 shares authorized; none issued and outstanding	-	-
Common stock: $0.01 par value per share; 150,000,000 shares authorized; 68,266,038 and 67,052,135 shares issued and outstanding at December 31, 2006 and 2007, respectively	455	670
Additional paid-in capital	310,229	254,284
Retained earnings	422,731	524,481
Accumulated other comprehensive income (loss)	3,067	(4,290)
Total stockholders' equity	736,482	775,145
	$1,773,891	$1,981,958

WASTE CONNECTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2007
(Unaudited)
(Dollars in thousands)

	Twelve months ended
	December 31,
	2006	2007

Cash flows from operating activities:
Net income	$77,423	$99,081
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on disposal of assets	796	250
Depreciation	70,785	81,287
Amortization of intangibles	4,080	4,341
Deferred income taxes, net of acquisitions	26,585	12,440
Minority interests	12,905	14,870
Amortization of debt issuance costs	6,238	2,182
Stock-based compensation	3,451	6,128
Interest income on restricted assets	(618)	(684)
Closure and post-closure accretion	623	1,155
Excess tax benefit associated with equity-based compensation	(7,728)	(14,137)
Net change in operating assets and liabilities, net of acquisitions	9,694	12,156
Net cash provided by operating activities	204,234	219,069

Cash flows from investing activities:
Payments for acquisitions, net of cash acquired	(38,594)	(109,429)
Capital expenditures for property and equipment	(96,519)	(124,234)
Proceeds from disposal of assets	2,198	1,016
Increase in restricted assets, net of interest income	(1,411)	(2,698)
Increase in other assets	(224)	(264)
Net cash used in investing activities	(134,550)	(235,609)

Cash flows from financing activities:
Proceeds from long-term debt	666,035	626,000
Principal payments on notes payable and long-term debt	(621,161)	(568,607)
Change in book overdraft	(8,869)	8,835
Proceeds from option and warrant exercises	32,146	35,620
Excess tax benefit associated with equity-based compensation	7,728	14,137
Distributions to minority interest holders	(11,270)	(12,642)
Payments for repurchase of common stock	(100,245)	(110,329)
Debt issuance costs	(6,613)	(1,125)
Net cash used in financing activities	(42,249)	(8,111)

Net increase (decrease) in cash and equivalents	27,435	(24,651)
Cash and equivalents at beginning of period	7,514	34,949
Cash and equivalents at end of period	$34,949	$10,298

ADDITIONAL STATISTICS
THREE MONTHS ENDED DECEMBER 31, 2007
(Dollars in thousands)

Internal Growth: The following table reflects revenue growth for operations owned for at least 12 months:

Three Months Ended December 31, 2007
Price	4.6%
Volume	3.5%
Intermodal, Recycling and Other	2.2%
Total	10.3%

Uneliminated Revenue Breakdown:

	Three Months Ended December 31, 2007
Collection	$180,789	64.3%
Disposal and Transfer	74,883	26.6%
Intermodal, Recycling and Other	25,447	9.1%
Total	$281,119	100.0%

Inter-company elimination	$33,389

Days Sales Outstanding for the three months ended December 31, 2007: 46 (30 net of deferred revenue)

Internalization for the three months ended December 31, 2007: 67%

Other Cash Flow Items for the three months ended December 31, 2007:
Cash Interest Paid:	$10,201
Cash Taxes Paid:	$13,036

Debt to Capitalization: 48.6%

Shares Repurchased during the three months ended December 31, 2007: 1,475,800

NON-GAAP RECONCILIATION SCHEDULE
(in thousands)

Free cash flow, a non-GAAP financial measure, is provided supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry. Waste Connections defines free cash flow as net cash provided by operating activities, plus proceeds from disposal of assets and excess tax benefit associated with equity-based compensation, plus or minus change in book overdraft, less capital expenditures for property and equipment and distributions to minority interest holders. This measure should be used in conjunction with GAAP financial measures. Management uses free cash flow as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations. Other companies may calculate free cash flow differently.

Free cash flow reconciliation:

	Three Months Ended December 31, 2007	Twelve Months Ended December 31, 2007
Net cash provided by operating activities	$49,003	$219,069
Plus: Change in book overdraft	2,340	8,835
Plus: Proceeds from disposal of assets	61	1,016
Plus: Excess tax benefit associated with equity-based compensation	3,948	14,137
Less: Capital expenditures for property and equipment	(28,127)	(124,234)
Less: Distributions to minority interest holders	(2,205)	(12,642)
Free cash flow	$25,020	$106,181

Free cash flow as % of revenues	10.1%	11.1%